Exhibit 10.23

Silicon Valley Bank

Amendment to Receivables Purchase Agreement

Sellers:	ZTI Merger Subsidiary III, Inc.
(formerly known as Zhone Technologies, Inc.)

Zhone Technologies, Inc.
(formerly known as Tellium, Inc.)

Address:	7001 Oakport St.
Oakland, California 94621

Date:	February 24, 2006

THIS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT is entered into between Silicon Valley Bank (“Silicon”) and the sellers named above (jointly and severally, “Seller”).

The Parties agree to amend the Non-Recourse Receivables Purchase Agreement between them, dated as of March 15, 2005, as amended from time to time (the “Purchase Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Purchase Agreement.)

1. Modification of Section 2.1. Section 2.1 of the Purchase Agreement is hereby amended in its entirety to read as follows:

“2.1 Sale and Purchase. Subject to the terms and conditions of this Agreement, with respect to each Purchase, effective on each applicable Purchase Date, Seller agrees to sell to Buyer and Buyer agrees to buy from Seller all right, title, and interest (but none of the obligations with respect to) of the Seller to the payment of all sums owing or to be owing from the Account Debtors under each Purchased Receivable to the extent of the Purchased Receivable Amount for such Purchased Receivable.

Each purchase and sale hereunder shall be in the sole discretion of Buyer and Seller. In any event, Buyer will not (i) purchase any Receivables in excess of an aggregate outstanding amount exceeding the “Receivables Purchase Sublimit” (as defined in the Loan Agreement), or (ii) purchase any Receivables under this

Agreement after February 21, 2007. The purchase of each Purchased Receivable may be evidenced by an assignment or bill of sale in a form acceptable to Buyer, but the purchase shall be fully effective notwithstanding any failure to sign any such assignment or bill of sale.”

2. Fee. In consideration for Silicon entering into this Amendment, Seller shall is paying to Silicon a joint facility fee under the Amendment to Loan Documents being entered concurrently herewith between the parties hereto.

3. Limitation of Amendments.

A. The amendments set forth herein are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any document or agreement relating to the Purchase Agreement (individually a “Loan Document” and collectively the “Loan Documents”), or (b) otherwise prejudice any right or remedy which Silicon may now have or may have in the future under or in connection with any Loan Document.

B. This Amendment shall be construed in connection with and as part of Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Silicon to enter into this Amendment, Seller hereby represents and warrants to Silicon as follows:

A. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no default or Event of Default has occurred and is continuing;

B. Seller has the power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement, as amended by this Amendment;

C. The organizational documents of Seller delivered to Silicon in connection with the original execution of the Purchase Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

D. The execution and delivery by Seller of this Amendment and the performance by Seller of its obligations under the Purchase Agreement, as amended by this Amendment, have been duly authorized;

E. The execution and delivery by Seller of this Amendment and the performance by Seller of its obligations under the Purchase Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Seller, (b) any contractual restriction with a Person binding on Seller, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Seller, or (d) the organizational documents of Seller;

F. The execution and delivery by Seller of this Amendment and the performance by Seller of its obligations under the Purchase Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Seller, except as already has been obtained or made; and

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G. This Amendment has been duly executed and delivered by Seller and is the binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited under law by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Other General Provisions. This Amendment, the Purchase Agreement, any prior written amendments thereto signed by Silicon and the Seller, and the other written documents and agreements between silicon and the seller set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Silicon of this Amendment by each party hereto; and (b) Seller’s payment of the fee set forth herein plus all expenses of Silicon incurred in connection herewith and as otherwise payable under the Loan Agreement or the Purchase Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Seller:		Silicon:

ZHONE TECHNOLOGIES, INC.		SILICON VALLEY BANK

By	/s/ Kirk Misaka	By	/s/ Pete Scott
	President or Vice President	Title	SVP

Seller:

ZTI MERGER SUBSIDIARY III, INC.

By	/s/ Kirk Misaka
President or Vice President

[Signature Page to Amendment to Purchase Agreement]

CONSENT

Each of the undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

Guarantor Signature:

Premisys Communications, Inc.

By	/s/ Kirk Misaka
Title	CFO

Guarantor Signature:

Vpacket Communications, Inc.

By	/s/ Kirk Misaka
Title	CFO

Guarantor Signature:

Xybridge Technologies, Inc.

By	/s/ Kirk Misaka
Title	CFO

Silicon Valley Bank	Guarantor Consent

Guarantor Signature:

Zhone Technologies International, Inc.

By	/s/ Kirk Misaka
Title	CFO

Guarantor Signature:

Paradyne Corporation

By	/s/ Kirk Misaka
Title	CFO

Guarantor Signature:

Paradyne Networks, Inc.

By	/s/ Kirk Misaka
Title	CFO